                                 SECURITIES AND EXCHANGE COMMISSION

                                     WASHINGTON, DC.  20549

                                           FORM 8-K

                                       CURRENT REPORT
                           Pursuant to Section 13 or 15(d) of
                           the Securities Exchange Act of 1934

                      Date of Report (Date of earliest event reported):
                                    September 9, 2005

                                   HANCOCK HOLDING COMPANY

                 (Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  On September 9, 2005, Hancock Holding Company
issued a press release announcing hurricane assistance programs and updates on branch openings.  The press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated September 9, 2005, headed "Hancock Announces
                             Hurricane Assistance Programs and Updates Branch
                             Openings"

                                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 12, 2005

                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release
---------------------

For More Information:
Michael M. Achary, Sr. VP & Treasurer
225-248-7124 or 985-789-0033 (Cell Phone)

Robert A. "Bob" Seals, Sr. VP & Marketing Director
225.667.7085 or 225.235.6147 (Cell Phone)

Hancock Announces Hurricane Assistance Programs and Updates Branch Openings

Bank will waive certain fees and charges to assist customers

BATON ROUGE, La. (September 9, 2005) - Hancock Holding Company CEO and Vice-Chairman George A. Schloegel today announced a broad-based program of special disaster relief for customers in areas affected by Hurricane Katrina.
Measures include reductions and waivers of various fees as well as rebate offers to assist customers in ravaged areas.

         "Hancock Bank has a 106-year tradition of standing by our customers and the communities in which they live and work in good times and bad times," Schloegel said.  "To support our friends in this time of need, we are announcing a program of assistance that will help our customers get back on their feet as soon as possible.  This program will provide individuals and businesses with immediate relief so that we can all begin the difficult task of re-building our lives and businesses."

Hancock's Disaster Relief Program

Hancock's disaster relief program focuses on waiving certain deposit-related fees and terms as well as special services for loan customers. Highlights of the program include:
     o   Waive and/or rebate charges for customers using other banks' ATMs in areas affected by Hurricane Katrina

     o   Waive and/or rebate fees for domestic wire transfers transmitted from Monday, August 29, through Friday
         September 9, 2005
     o   Waive Internet Bill Pay fees until further notice
     o   Affected customers who need to reorder checks should call 1-800-355-8123 (reference code  L3)
     o   Hancock Bank will work with customers who have special needs related to certificate of deposits that have not yet matured and customers who are overdrawn due to circumstances created by Hurricane Katrina

         In addition, Hancock will work with our mortgage customers in areas affected by the Hurricane to minimize or prevent delinquencies, based on investor guidelines.  Hancock will also work closely with our consumer and commercial customers in affected areas to determine if they qualify for payment and/or maturity date extensions.

         Hancock is also offering special "Together We Rebuild" discounted rates on new direct consumer installment loans.

Branch Openings and Bank Operations

Hancock reported today that 76 full-service banking facilities were open for business, including 29 branches in
Mississippi, 42 branches in Louisiana, and all five of the Company's branches in Florida.  Hancock operates 103 full-service banking facilities throughout Mississippi, Louisiana and Florida.

         Hancock Holding Company President Leo W. Seal stated, "Hancock was able to open several branches the morning after the Hurricane due to the successful implementation of our disaster recovery plan and through the efforts of our dedicated associates."

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About Hancock Holding Company

Hancock Holding Company (HBHC) is the parent company of Hancock Bank, Hancock Bank of Louisiana, Hancock Bank of
Florida and Magna Insurance Company - has assets of $4.7 billion.  Found in 1899, Hancock Bank consistently ranks among America's strongest, safest, financial institutions.  Hancock Bank operates 103 full-service offices and more than 130 automated teller machines throughout South Mississippi, Louisiana, and the Florida Panhandle, as
well as subsidiaries Hancock Investment Services, Inc., Hancock Insurance Agency, Ross King Walker, J. Everett
Eaves and Harrison Finance Company.